                                                                   EXHIBIT 10.14

                                LEASE AGREEMENT

                           UNIVERSITY BUSINESS PARK


STATE OF TEXAS

COUNTY OF BEXAR


     This Lease Agreement (the "Lease"), made and entered into by and between UBP PARTNERS LIMITED, a Texas partnership (hereinafter referred to as
"Landlord") and LatinAmerica Telecomm, Inc. a           Corporation hereinafter
                ----------------------------------------------------
referred to as "Tenant");

                             W I T N E S S E T H:
                             - - - - - - - - - -


     1.   Definitions.  For the purpose of this Lease, the following terms
          -----------
shall have the meanings hereinafter specified:

          (a)  Landlord:      UBP PARTNERS LIMITED
               --------

          (b)  Tenant:        Latin America Telecomm, a         Corporation
               ------        -------------------------------------------------

          (c)  Project:       UNIVERSITY BUSINESS PARK
               -------       --------------------------

          (d)  Premises: Approximately 4,000 square feet situated within a
               --------               ------
     building comprising a part of the Project, such Premises being the area indicated on the site plan attached hereto as Exhibit "A-2", and also known as Suite 407. The gross leasable area of the Premises is hereby stipulated
              ----
     for all purposes to be  4,000 square feet. The Premises represent .044
                            ------                                     ----
     percent of the area of the Project which shall be Tenant's Proportionate Share.

          (e)  Term: Subject to and upon the conditions set forth herein, the
               ----
     Term of this Lease shall commence on May 1  1994 and shall terminate sixty
                                          ------,  --                     -----
     (60) months thereafter on April 30 , 1999
     -----                    ----------     -

          (f)  Base Rent: Subject to the provisions of the Notice of Completion
               ---------
     and Rental Payment Schedule to be attached hereto as Exhibit "F", Base Rent shall be payable to Landlord according to the following schedule:

          Month            Rental Amount        Annual Rental      Rent PSF
          -----            -------------        -------------      --------
           1-24            $1,400.00            $16,800.00         $4.20
          25-48            $2,000.00            $24,000.00         $6.00
          49-60            $2,333.34            $28,000.00         $7.00

          Total rent due during Lease Term: $109,600.00


          (g)  Security Deposit is $ O .
               -----------------    ---

          (h)  Purpose of Tenancy:  Offices for telecommunication operation.
               ------------------- --------------------------------------------

          (i)  Common Areas: All parking areas, sidewalks, driveways,
               ------------
     landscaped areas and other common facilities described in Paragraph 19 of this Lease Agreement and such other areas and facilities within the Project that the Landlord shall from time to time designate as being for the mutual use of the Tenants of the Project.

          (j)  Common Expenses: Those expenses incurred by Landlord in operating
               ---------------
     the Project which are more particularly described in Paragraph 4 of this Lease Agreement

          (k)  Rent: The sum of Base Rent plus Tenant's Proportionate Share of
               ----
     Common Expenses as described in paragraph 4 of this lease.

          (l)  Initial Common Area Charge: $106.00(.04 psf).
               --------------------------  ----------------

     2.   Premises and Term. In consideration of the obligation of Tenant to pay
          -----------------
Rent as herein provided,
and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord the Premises, and to HAVE AND TO HOLD the same for the Term specified in Section 1.(e), commencing on the Commencement Date herein specified. TENANT ACKNOWLEDGES THAT IT HAS INSPECTED THE PREMISES AND ACCEPTS THE PREMISES IN THEIR PRESENT CONDITION AS SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED; AND FURTHER ACKNOWLEDGES, THAT NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES NOR PROMISES TO ALTER, REMODEL OR IMPROVE THE PREMISES HAVE BEEN MADE BY LANDLORD EXCEPT AS SET OUT IN SECTION 12 OF THIS LEASE. If this Lease is executed before the Premises become vacant or otherwise available and ready for occupancy by Tenant, including the Landlord's completion of the Tenant finish out required under Section 12 of this Lease, or if any present tenant or occupant of the Premises holds over and Landlord cannot acquire and deliver to Tenant possession of the Premises prior to the date above recited as the Commencement Date of this lease, Landlord shall not be deemed to be in default hereunder or responsible for any claims, damages or liabilities in connection therewith, or by reason thereof. Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same to Tenant, in which event, the date of tender of the Premises by the Landlord to Tenant shall be the Commencement Date unless the delay in tender is due to Tenant's actions, in which event the Commencement Date shall not be altered; and Landlord hereby waives payment of Rent covering any period prior to the tendering of possession to Tenant hereunder. Tenant's failure to occupy the Premises when tendered by Landlord upon completion of the Landlord's improvements shall not delay the Commencement Date.


     3.   Base Rent: Tenant agrees to pay monthly as Base Rent during the term
          ---------
of this Lease the sum of money set forth in Section 1.(f) of this Lease, which amount shall be payable to Landlord at the address shown in section 30. The initial monthly installment of Base Rent shall be due and payable upon the execution of this Lease and future monthly installments shall be due and payable on or before the first day of each calendar month succeeding the Rental Commencement Date during the term of this Lease; provided, if the Commencement Date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of Rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease. Tenant shall pay, as additional rent, all other sums due under this Lease. Unless otherwise specifically allowed by the hereinafter enumerated terms of this Lease, the Tenant shall pay the Rent and other sums payable hereunder without notice or demand and without regard to any counterclaim, right or set off, deduction or defense Tenant may have against Landlord, and without abatement, suspension, deferment, diminution or reduction; and, the obligations of Tenant hereunder shall not be in any way affected or reduced by any restriction, prevention or curtailment of or interference with any use of the Project, Premises, or any part thereof for any reason whatsoever.


     4.   Common Expenses.  "Common Expenses," as used herein, shall consist of
          ----------------
certain operating expenses of the Project, and shall consist of expenditures by Landlord to keep and maintain all facilities in operation at the beginning of the Term of the Lease and such additional facilities in subsequent years as may be determined by Landlord to be necessary or beneficial for the operation of the Project. All operating expenses shall be determined in accordance with generally accepted cash or accrual (at Landlord's option) accounting principles which shall be consistently applied. The Term "Common Expenses," as used herein, shall mean all expenses, costs, and disbursements (but not the cost of capital improvements originally installed in the Project by Landlord, nor specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Project, including, but not limited to, the following:

          (a) Cost of all utilities for the Project not separately metered to the tenants.

          (b) Cost of providing those Landlord services to the Project prescribed in Paragraph 18 hereof.

          (c) Lighting, planting, cleaning, policing, inspecting, landscaping and repairing the Common Areas.

          (d)  Pest control expenditures attributable to the Project.

          (e) Except as otherwise provided in this Lease, cost of repairs (structural and nonstructural) and general maintenance of the Project (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to other tenants of the Project).

          (f)  Heating, ventilation and air conditioning maintenance contract.

          (g)  A reasonable management fee for managing the Project.

          Such common expenses shall not include taxes and insurance. Prior to January 1 of each calendar year or at any tine during Tenant's occupancy, Landlord reserves the right to provide an estimate of Common Expenses for the forthcoming calendar year, whereupon, upon receipt of Notice by Landlord, Tenant shall pay an amount equal to the product of Tenant's Proportionate Share multiplied by Landlord's estimate of Common

Expenses for the forthcoming calendar year.

          By June 1 of each calendar year during Tenant's occupancy, or as soon thereafter as possible, or upon initial occupancy of the Premises by Tenant, for the remainder of the calendar year in which Tenant first occupies the Premises. Landlord shall furnish to Tenant a statement of Landlord's actual Common Expenses for the previous calendar year. A lump sum payment or credit (which payment or credit shall be deemed a payment of or credit against the Rent payable hereunder for all purposes) will be made from Tenant to Landlord in the case of a payment, and from Landlord to Tenant, in the case of a credit, within thirty (30) days of the delivery of such statement, equal to the difference between the product of Tenant's Proportionate Share times Landlord's actual Common Expenses for the previous calendar year minus the amount already paid by Tenant pursuant to the immediately preceding paragraph. The effect of this reconciliation payment is that Tenant will pay during the Term of this Lease, its Proportionate Share of Common Expenses.


     5.   Security Deposit.  The Security Deposit set forth in 1.(g) above
          ----------------
shall be held by Landlord for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Landlord's damage in case of default by Tenant. Upon the occurrence of any event of default by Tenant or breach by Tenant of Tenant's covenants under this Lease, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Landlord as a result of the event of default or breach of covenant, and any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of this Lease. If any portion of the Security Deposit is so used or applied, Tenant shall upon ten days written notice from Landlord, deposit with Landlord by cash or cashier's check an amount sufficient to restore the Security Deposit to its original amount.


     6.   Holding Over.  In the event that Tenant does not vacate the Premises
          ------------
upon the expiration or termination of this Lease, Tenant shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord as Base Rent for the period of such holdover an amount equal to two times the Rent which would have been payable by Tenant had the holdover period been a part of the original term of this Lease. Tenant agrees to vacate and deliver the Premises to Landlord upon Tenant's receipt of notice from Landlord to vacate. The Rent payable during the holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without the consent of Landlord, shall operate to extend the term of this Lease.


     7.   Use.  Tenant warrants and represents to Landlord that the Premises
          ---
shall be used and occupied only for the purpose as set forth in Section 1.(h). Tenant shall occupy the Premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Tenant shall not permit any operation which emits any odor or matter which intrudes into other portions of the Project, use any apparatus or machine which makes undue noise or causes vibration in any portion of the Project or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Landlord in its management of the Project. Tenant shall neither permit any waste on the Premises nor allow the Premises to be used in any way which would, in the opinion of Landlord, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the Project. If at any time during the term of this Lease the State Board of Insurance or other insurance authority or imposes an additional penalty or surcharge in Landlord's insurance premiums because of Tenant's original or subsequent placement or use of storage racks or bins, method of storage or nature of Tenant's inventory or any other act of Tenant, Tenant agrees to pay as additional rent the increase in Landlord's insurance premiums.


     8.   Signs.  No sign of any type or description shall be erected, placed or
          -----
painted in or about the Premises or project except those signs submitted to Landlord in writing and approved by Landlord in writing, and which signs are in conformance with Landlord's sign criteria established for the project. Tenant shall remove such signs at the termination of this Lease without defacing the building.


     9.   Compliance with Laws, Rules and Regulations.  Tenant, at Tenant's sole
          -------------------------------------------
cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over use, condition and occupancy of the Premises. Tenant will comply with the Rules and Regulations of the project adopted by Landlord which are set forth on a Exhibit D attached to this Lease. Landlord shall have the right at all times to change and amend the Rules and Regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the Project or the Premises. All changes and amendments to the Rules and Regulations of the Project will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant. In addition to the foregoing, Landlord shall bare the continuing obligation during the Lease Term to ensure that the Premises and the Project are at all times in compliance with all laws, regulations and ordinances including the provisions of the Americans with Disabilities Act.

     10.  Warranty of Possession.  Landlord warrants that it has the right and
          ----------------------
authority to execute this Lease, and Tenant, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the Premises during the full term of this Lease as well as any extension or renewal thereof. Landlord shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Tenant's use and enjoyment of the Premises.


     11.   Inspection.  Landlord or its authorized agents shall at any and all
           ----------
reasonable times have the right to enter the Premises to inspect the same, to supply janitorial service or any other service to be provided by Landlord, to show the Premises to prospective purchasers or lessees, and to alter, improve or repair the Premises or any other portion of the Project. Tenant hereby waives any claim for damages for injury or inconvenience to or interference with Tenant's business, any loss of occupancy or use of the Premises, and any other loss occasioned thereby. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises. Tenant shall not change Landlord's lock system or in any other manner prohibit Landlord from entering the Premises, except as may be provided in this Lease or Landlord's written Rules and Regulations. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door in an emergency without liability therefore. Notwithstanding the above, Tenant may secure the storage and computer room within the Demised Premises.


     12.  Landlord's Improvements.  Landlord shall construct the finish-out
          -----------------------
work (hereinafter "Tenants Improvements") pursuant to the Final Working Drawings, now or to be hereafter attached as Exhibit "C" pursuant to the terms and conditions of Landlord's Workletter attached as Exhibit "B".

          In the event of any delay in the completion of Tenant's Improvements caused by Tenant, Landlord shall not be liable for any damage caused thereby. In the event Tenant takes occupancy prior to the completion of Landlord's Improvements, Tenant shall provide uninterrupted access to the Premises to Landlord, its employees, agents, representatives and governmental inspectors at all reasonable times.

          Upon Landlord and Tenant's approval in writing of the final plans and specifications of Tenant's Improvements, including the improvements described in Exhibit "C", Landlord shall promptly commence work on such improvements and shall thereafter diligently pursue the completion thereof. The time period for completion of the Tenant's Improvements shall be extended by any changes in the work requested by Tenant, any delays beyond Landlord's reasonable control in securing materials for the improvements, or permits from governmental authorities having jurisdiction over Landlord's work, and any delays caused by Tenant or Tenant's contractors. Tenant shall coordinate its work schedule for improvements being constructed by Tenant and Tenant's "move in" activities with the Landlord so as not to unreasonably interfere with the completion of the Tenant's Improvements.


     13.  Utilities and Services.
          ----------------------

          (a)  Utility Services.  Landlord shall provide or cause to be provided
               ----------------
     the mains, conduits and other facilities necessary to supply water, gas, electricity, telephone service and sewage service to the Leased Premises. Tenant shall, however, be responsible, at its expense, to make provisions for connecting or hooking up to such utilities, directly with the appropriate utility company furnishing same.

          (b)  Responsibility for Charges.  Landlord, subject to Section C,
               --------------------------
     below, shall bear the cost of water sewage services provided to the Leased Premises. Tenant shall promptly pay all charges and deposits for electricity, gas, and telephone service and all other utilities (except for water and sewage) furnished to the Leased Premises. Landlord may, if it so elects, furnish one or more utility services to Tenant, and in such event, Tenant shall purchase the use of such services as are tendered by Landlord, and shall pay on demand the rates established therefor by Landlord which shall not exceed the rates which would be charged for the same services if furnished to Tenant directly by the local public utility furnishing the same to the public at large. Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Leased Premises to the public utility, if any, furnishing such service.

          (c)  Landlord's Services.  Landlord shall provide routine maintenance,
               -------------------
     painting and electric lighting service for all Common Areas and special service areas of the Property in the manner and to the extent deemed by Landlord to be standard. Landlord may, in its sole discretion, provide additional services not enumerated herein.

          (d)  Excessive Utility Consumption.  Tenant shall pay all water and
               -----------------------------
     sewage costs occasioned by high consumption for such services, as determined by Landlord, including (without limitation) the cost of installing, servicing and maintaining any special or additional inside or outside lines, meters or submeters, or the cost of any other equipment necessary to increase the amount or type of water and sewage services available to the Leased Premises.

          (e)  Window Coverings.  Landlord may (but shall not be obligated to)
               ----------------
     furnish and install window coverings on all exterior windows to maintain a uniform exterior appearance. Tenant shall not remove or replace these window coverings or install any other window covering which would affect the exterior appearance of the Building. Tenant may install lined or unlined over draperies on the interior sides of the Landlord furnished window coverings for interior appearance or to reduce light transmission, provided such over draperies do not (in Landlord's determination) affect the exterior appearance of the Building or affect the operation of the Building's heating, ventilating and air conditioning systems.

          (f)  No Liability.  Landlord shall not be liable for any interruption
               ------------
     whatsoever in utility service not furnished by it, nor for interruptions in utility service furnished by it which are due to fire, accident, strikes, acts of God, riot, civil commotion, terrorist act, national emergency, shortages of labor or materials, or other causes beyond the control of Landlord or in order to make alterations, repairs or improvements. Moreover, Landlord shall not be liable for any interruption of such utility services which continues during any reasonable period necessary to restore such service upon the occurrence of any of the foregoing conditions. Failure by Landlord to any extent to provide any service of Landlord specified herein or any other services not specified, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, be construed as an eviction of Tenant, work an abatement of rent or relieve Tenant form fulfillment of any covenant in this Lease. If any of the equipment or machinery necessary or useful for provision of any utility services, and for which Landlord is responsible, breaks down, or for any cause ceased to function properly, Landlord shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruption in service occasioned from the repairs. Notwithstanding the above, if electrical service is disrupted for a continuous period of at least five
     (5) full days because of Landlord's negligence, Tenant may provide Landlord with written notice of such fact, afterwhich Landlord shall have forty-eight (48) hours to restore service to the Premises. In the event electrical service is not restored within said fortyeight (48) hour period, Tenant, at Tenant's sole option, may terminate this Lease.

          (g)  Theft or Burglary.  Landlord shall not be liable to Tenant for
               -----------------
     losses to Tenant's property or personal injury caused by criminal acts or entry by unauthorized persons into the Leased Premises or the Property.


     14.  Taxes.
          -----

          (a) The maximum amount of taxes levied or assessed against the real property of which the Premises are a part during any one real estate tax year to be paid by Landlord shall be a total of the actual calendar year 1994 real estate tax expense for the Project. If, in any real estate tax year during the term hereof or any renewal or extension of this Lease, the ad valorem taxes levied or assessed against the Premises for such tax year shall exceed such specified sum, Tenant shall pay to Landlord upon demand within thirty (30) days the amount for such excess. In the event the Premises constitute a portion of a multiple occupancy building, Tenant agrees to pay to Landlord upon demand the amount of Tenant's proportionate share of such excess (with respect to taxes lawfully levied or assessed against the building and grounds, parking areas, driveways, and alleys around the said building), such share to be calculated by Landlord as .044
                                                                           ----

          (b) Tenant shall pay before delinquent all taxes, assessments, and other charges that are levied against Tenant's personal property installed or located in or on the Premises that become due and payable during the Term hereof.


    15.   Landlord's Repairs.  Landlord shall, at its expense, keep and
          ------------------
maintain the roof, foundation, and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Landlord expressly reserves the right to use all exterior walls and the roof of the building of which the Premises are a part. Tenant shall repair and pay for any damage caused by the negligence of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls," as used herein, shall not include windows, glass and plate glass, stairways, doors or special storefronts. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have a reasonable opportunity to repair same or cure such defect. Landlord's liability hereunder shall be limited to the cost of such repairs or curing such defect. Landlord shall not be liable for damage to Tenant's Improvements, inventory and equipment within the Premises. In the event the Premises have air conditioning and heating systems, or fire sprinkler systems installed therein on the date of this Lease, then Landlord represents that on the Commencement Date of this Lease, such air conditioning and heating systems and sprinkler systems shall be in good operating condition; provided, however, that during the Term of this Lease, Tenant shall, at its own cost and expenses, maintain such systems in good operating condition, shall make all necessary repairs and replacements, and upon termination of this Lease, shall deliver such system to Landlord in good operating condition.


     16.  Tenant's Repairs.  Tenant shall, at its own cost and expense, keep and
          ----------------
maintain (including periodic cleaning and preventative maintenance) all other parts of the Premises in good repair and condition, including, but not limited to, windows, glass and plate glass, doors, any special storefront, interior walls and finish work, stairways, floors and floor covering, downspouts and gutters, dock boards, plumbing work and fixtures, all lighting and all electrical systems and the HVAC systems within the Premises and shall take good care of the Premises and its fixtures; and Tenant shall not permit the Premises to suffer waste. Tenant shall further be responsible for all damages to the exterior and other portions of the building of which the Premises are a part, which are caused by Tenant, Tenant's employees, invitees and guests. Landlord shall make available to Tenant any and all warranties and guaranties of construction and materials of the improvements on the Premises and the building in which the same are situated, and the equipment situated therein. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by items set forth under the extended coverage provisions of Landlord's fire insurance policy. Tenant shall not be permitted to dump or drain any garbage, waste water, refuse, liquids or any other materials directly onto the parking lot surface surrounding the building in which the Premises are situated or anywhere in the Project without the prior written consent of Landlord. Tenant shall also be responsible for any damage to the parking lot caused by front-end loaders or other vehicles and equipment utilized in connection with Tenant's use of the Premises. If Tenant fails to make the repairs or replacements promptly as required herein, Landlord may, at its option, make the repairs and replacements and the reasonable cost of such repairs and replacements shall be charged to Tenant as additional rent and shall become due and payable by Tenant within ten (10) days from receipt of Landlord's invoice. Costs incurred under this paragraph are the total responsibility of Tenant and do not constitute common expenses under Paragraph 4.


     17.  Alterations.  Tenant shall not make any alterations, additions or
          -----------
improvements to the Premises without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good and workmanlike manner, make such minor alterations, additions or improvements, or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as Tenant may deem advisable without altering the basic character of the building or improvements and without overloading or damaging such building or improvements; and, in each case, complying with all applicable governmental laws, ordinances, regulations, and other requirements. At the termination of this Lease, Tenant shall, if Landlord so elects, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition; otherwise, such improvements shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be removed if required by Landlord. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the Premises. All roof penetrations and roof alterations of any kind which are approved by Landlord, shall be performed by the Landlord's roofing contractor at Tenant's sole cost and expense.

          Prior to making any alterations or repairs to the Premises which will involve the alteration or removal of plumbing, electrical wiring, air conditioning, heating or ventilation systems, or the fire sprinkler system, Tenant shall furnish Landlord with a set of the plans and specifications for the alterations or repairs and shall not commence any such work without Landlord's express written approval.


     18.  Services by the Landlord.  Landlord shall furnish the Tenant, while
          ------------------------
occupying the Premises, cold water at those points of supply provided for the general use of the tenants in the building, exterior security lights (as determined necessary by Landlord) and exterior janitorial service for the building so that the parking lot, sidewalks, exterior sides of exterior glass, and landscaping of the Project are maintained in a clean, neat and orderly fashion. Tenant shall be responsible for all interior janitorial services and for placing trash in the exterior dumpsters or other trash receptacles serving the Project in accordance with reasonable rules and regulations promulgated from time to time by Landlord.

          Landlord, at Landlord's option, may provide general area security or guard services from time to time for the Project, in which event, the cost of such service attributable to the Project shall be considered a Common Expense. Tenant, at its sole cost and expense, shall provide whatever security or alarm services or systems which Tenant deems necessary and/or appropriate for the protection of the Premises and contents thereof. In no event shall the Landlord be responsible for loss or damage to any of the Tenant's property, including all furniture, fixtures, equipment and inventory, even if Landlord has provided security service. Tenant may, with Landlord's prior written approval, re-key the Premises' locks as deemed necessary by Tenant from time to time, provided Tenant uses the locksmith specified by Landlord and complies with all of Landlord's Rules and Regulations concerning keys and locks.


     19.  Common Areas.  All parking areas, sidewalks, driveways, landscaped
          ------------
areas (inclusive of sprinkler systems), and other common areas located on the real property on which the Project is located, and such other areas and facilities that the Landlord shall from time to time designate as being for the mutual use of itself and the Tenant, their customers and employees, shall be known as the "Common Areas." Tenant, its employees, customers and invitees shall have the nonexclusive right to use the Common Areas, together with the Landlord and the other Tenants of the building, their customers, employees and guests, and subject to such rules and regulations governing the use of the Common Areas as the Landlord may from time to time prescribe, such rules specifically including, but not limited to, parking rules. The Tenant shall not solicit any business within the Common Areas or use the Common Areas for storage without the prior written consent of the Landlord or take any action which would interfere with the rights of other persons to use the Common Areas. Landlord may temporarily close any part of the Common Areas for such period of time as is necessary to make repairs or alterations to the Common Areas or the improvements located in the Project of which the Premises are a part.

          Tenant shall, at all times during the Term of this Lease, have in common with the Landlord and all other tenants and guests of the Project, the nonexclusive use of the parking areas located within the Project; provided, however, the Landlord shall have the right to designate portions of the parking areas as reserved for covered parking for specific tenants of the Project. Landlord may make, modify and enforce rules and regulations relating to the parking of automobiles, trucks, trailers and other vehicles on the Project, and the entrances, exits and traffic lanes of parking areas. The Tenant, its employees, customers and guests, will abide by such rules and regulations.


     20.  Fire & Casualty Damage.
          ----------------------

          (a)  Substantial Destruction - If the Leased Premises should be
               -----------------------
     totally destroyed by fire or other casualty, or if the Premises, as determined by Landlord, should be damaged so that rebuilding cannot reasonably be completed within one hundred twenty (120) working days after the date of written notification by Tenant to Landlord of the destruction, this Lease shall terminate and the Rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

          (b)  Partial Destruction - If the Premises should be partially damaged
               -------------------
     by fire or other casualty, and rebuilding or repairs can reasonably be completed within one hundred twenty (120) working days from the date of written notification by Tenant to Landlord of the destruction, this Lease shall not terminate, and Landlord shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the Premises to be rebuilt or repaired are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Tenant, its agents, employees, invitees or those for whom Tenant is responsible, the Rent payable under this Lease during the period for which the Premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances.

     In the event that Landlord fails to complete the necessary repairs or rebuilding within one hundred twenty (120) working days from the date of written notification by Tenant to Landlord of the destruction, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord, whereupon all rights and obligations under this Lease shall cease to exist. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Project of which the Premises are a part requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant whereupon all rights and obligations hereunder shall cease and terminate.


     21.  Insurance.
          ---------

          (a) Landlord shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risk of direct physical loss in an amount equal to at least eighty percent of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Tenant upon or within the Leased Premises, any fixtures installed or paid for by Tenant upon or within the Premises or any improvements which Tenant may construct on the Premises. Tenant shall have no right in or claim to the proceeds of any policy of insurance maintained by Landlord even if the cost of such insurance is home by Tenant as set forth in Paragraph 4 (e).

          (b) The maximum amount of insurance premiums for fire and extended coverage insurance in the Project during any one calendar year which is to be paid by the Landlord shall be a total of the actual calendar year 1994 insurance expense for the Project. If, in any one calendar year during the term or any renewal hereof, the fire and extended coverage insurance premiums assessed against the building and improvements of which the Premises are a part exceed such specified sum, Tenant shall pay to the Landlord upon demand the amount of such excess. In the event the Premises constitute a portion of a multiple occupancy building, Tenant agrees to pay the Landlord upon demand the amount of Tenant's proportionate share of such excess as calculated by Landlord.

          (c) Tenant at all times during the Lease term shall, at its own expense, keep in full force and effect comprehensive general liability insurance with "personal injury" coverage and contractual liability coverage, with minimum limits of $1,000,000.00 on account of bodily injuries to, or death of, one or more than one person as the result of any one accident or occurrence and $500,000.00 on account of damage to property. Tenant shall also carry insurance against fire and such other risks as are from time to time included in Standard All-Risk Insurance (including coverage against vandalism and malicious mischief) for the full insurable value of Tenant's merchandise, trade fixtures, furnishings, wall covering, carpeting, drapes, equipment and all items of personal property of Tenant located on or in the Leased Premises. Landlord shall be a named additional insured on said policy. All insurance policies or duly executed certificates for the same required to be carried by Tenant under this Lease, together with satisfactory evidence of the payment of the premium thereof, shall be deposited with Landlord on the date Tenant first occupies the Leased Premises and upon renewals of such policies not less than fifteen (15) days prior to the expiration of the term of such coverage. All insurance required to be carried by Tenant under this Lease shall be in form and content, and written by insurers acceptable to Landlord, in its sole discretion. If Tenant shall fail to comply with any of the requirements contained relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord, on demand as additional rent hereunder, the premium cost thereof.

          (d) Tenant, at its sole cost and expense, shall insure all tenant improvements excluding improvements done by Landlord prior to occupancy and outlined in EXHIBITS "B" and "C" and property located on the Premises. Landlord shall in no way be responsible to insure or restore any of Tenant's personal property or improvements; and Tenant hereby releases and discharges Landlord from any and all such claims and demands.

          (e) All policies of insurance shall be written by insurance company or companies qualified to do business in the State of Texas which are acceptable to the Landlord, and all such policies shall contain endorsements providing for ten (10) days' notice of termination or cancellation to the Landlord, and its mortgagee, if any.

          (f) Fifteen (15) days prior to the expiration of any policy of insurance required to be provided by Tenant under the terms of this Lease, the Tenant shall deliver to Landlord a Certificate of Insurance evidencing the renewal of each such policy of insurance. Any certificate of insurance required hereunder shall provide that at least ten (10) days' written notice of any change in or cancellation of the insurance shall be given by the insurance company to the Landlord and Landlord's mortgagee, if any. The Tenant shall promptly pay the premiums for any renewal of insurance.

          (g) In compliance with the insurance company requirements, Tenant shall not violate or permit to be violated any of the conditions or provisions of any such policy or policies of insurance, and Tenant shall perform and satisfy the requirements of the company writing such policies.

          (h) Upon the failure at any time of the Tenant to obtain and deliver to the Landlord or the Landlord's mortgagee, any certificate of insurance or duplicate policy of insurance required by this Lease, together with the appropriate receipts indicating that the policy's premiums have been paid at least fifteen (15) days before the expiration of the insurance policies, if any, or to pay the premiums therefor, the Landlord shall be at liberty from time to time, and as often as such failure should occur, to procure such insurance and to pay the premiums therefor as are commercially reasonable, and, any and all sums paid for insurance by the Landlord shall be and become and are hereby declared to be additional rental under the terms of the Lease, which sum shall be immediately due and payable to Landlord.



     22.  Waiver of Subrogation.  Anything in this Lease to the contrary
          ---------------------
notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees. Landlord and Tenant agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.


     23.  Hold Harmless.  Landlord shall not be liable to Tenant or Tenant's
          -------------
employees, agents, patrons or visitors, or to any other person whomsoever for any injury to person or damage to property on or about the Premises, caused by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises under express or implied invitation of Tenant, or caused by the buildings and improvements located on the Project becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, drain or sewer stoppages or backups, or due to any cause whatsoever; and, Tenant agrees to indemnify Landlord and hold it harmless from any loss, expense or claims, including attorneys' fees, arising out of any such damage or injury, except that any injury to person or damage to property caused by the negligence of Landlord or by the failure of Landlord to repair and maintain that part of the Premises which Landlord is obligated to repair and maintain, if any, after the receipt of written notice from Tenant of needed repairs or of defects shall be the liability of Landlord and not of Tenant; and, Landlord agrees to indemnify Tenant and hold it harmless from any and all loss, expenses or claims, including attorneys' fees, arising out of such damage or injury. Tenant shall procure and maintain throughout the Term of this Lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Premises, or by the condition of the Premises, the limits of such policy or policies to be consistent with the limits of the liability policies described in Paragraph 21 of this Lease.

     24.  Assignment and Subletting.  Tenant shall not have the right to
          -------------------------
assign this Lease or to sublet the whole or any part of the Premises without the prior written consent of Landlord. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of the Rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default," as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided or provided by law, may, at its option, collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply any such Rent against any sums due to it by Tenant hereunder; and, no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of its obligations hereunder. Landlord shall have the right to assign any of its rights under this Lease.



     25.  Condemnation.
          ------------

          (a)  Substantial Taking - If all or a substantial part of the
               ------------------
     Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant shall have no claim to the condemnation award or proceeds in lieu thereof.

          (b)  Partial Taking - If a portion of the Premises shall be taken for
               --------------
     any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in Section 24.(a) above, or if necessary access to parking for the Premises is materially affected by such action, Tenant shall have the right to terminate this Lease and the Rent and other obligations for the unexpired portions of this Lease shall be abated. If Tenant does not terminate this Lease, Landlord shall at Landlord's sole risk and expense, promptly restore and reconstruct the building and other improvements in the Premises to the extent necessary to make it reasonably tenantable. The Rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award or proceeds in lieu thereof.


     26.  Default and Remedies.
          --------------------

          (a)  Default by Tenant - The following shall be deemed to be events of
               -----------------
     default by Tenant under this Lease:

          (1) Tenant shall fail to pay when due any installment of Rent or any other payment required pursuant to this Lease; and the failure is not cured within five (5) days after written notice to Tenant;

          (2) Tenant shall abandon, desert, vacate, or cease operation in any substantial portion of the Premises and discontinue paying rental;

          (3) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of Rent, and the failure is not cured within ten (10) days after written notice to Tenant:

          (4) Tenant shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant; or Tenant shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or

          (5) Tenant shall do or permit to be done any act which results in a lien being filed against the Premises or the building and/or project of which the Premises are a part.

          (b)  Remedies for Tenant's Default - Upon the occurrence of any event
               -----------------------------
     of default set forth in this Lease, Landlord shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand.

          (1) Landlord may enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages, and relet the Premises on behalf of Tenant and receive the rent directly by reason of the reletting. Tenant agrees to pay landlord on demand any deficiency that may arise by reason of any reletting of the Premises: further, Tenant agrees to reimburse Landlord for any reasonable expenditures made by it in order to relet the Premises, including, but not limited to, remodeling and repair costs.

          (2) Landlord may enter upon the Premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease; further, Tenant agrees that Landlord shall not be liable for any damages resulting to Tenant from effecting compliance with Tenant's obligations under this Lease unless caused by the negligence of Landlord or otherwise.

          (3) Landlord may terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to surrender the Premises, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises, by picking or changing locks if necessary, and lock out, expel or remove Tenant and any other person who may be occupying all or any part of the Premises without being liable for any claim for damages. Tenant agrees to pay on demand the amount of all loss and damage which Landlord may suffer by reason of the termination of this Lease under this section, whether through inability to relet the Premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Landlord has made rent concessions of any type or character, or waived any Rent, and Tenant fails to take possession of the Premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived Rent, shall be canceled and the amount of the Rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any Rent had ever been granted. A rent concession or waiver of the Rent shall not relieve Tenant of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under Section 3. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Landlord only by mailing or delivering written notice of such termination to Tenant, and no other act or omission of Landlord shall be construed as a termination of this Lease.

          (c)  Repetitive Default - Should Tenant be in default for the same
               ------------------
     cause three (3) or more times during the Term of this Lease, regardless of whether Tenant has cured previous defaults, Landlord may elect at its option to declare the term hereof ended, re-enter the Premises and take possession thereof, and remove all persons therefrom, and Tenant shall have no further claim therein or hereunder.

          (d)  Fees and Costs - If on account of any breach or default by
               --------------
     Tenant in Tenant's obligations hereunder, it shall become necessary for Landlord to employ (or contract with) an attorney or other professional to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable fees and costs incurred by Landlord in such connection.

          (e)  Remedies Cumulative - No reference to any specific right or
               -------------------
     remedy in this Lease shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action or proceeding to which it may otherwise be entitled at law or in equity (or both). Landlord's failure to insist upon a strict performance of any covenant of this Lease or to exercise any option or right herein contained shall not be a waiver or relinquishment for the future of such covenant, right or option, or the continuance of the failure of Tenant, but the same shall remain in full force and effect.

          (f)  Remedies of Tenant - In the event of any default by Landlord,
               ------------------
     Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting Tenant a lien upon the property of Landlord and/or upon rental due Landlord), but prior to any such action Tenant shall give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days plus such additional reasonable period as may be required in the exercise by Landlord of due diligence in which to cure any such default. Unless and until Landlord fails thereof. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and all such obligations shall be binding upon Landlord only during the period of Landlord's possession of the Shopping Center and not thereafter.

     27.  Liens.
          -----

          (a)  Landlord's Lien - As security for payment of Rent, damage and all
               ---------------
     other payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Premises. Notwithstanding, Landlord hereby agrees to subordinate any statutory or contractual landlord's lien to any security interest in Tenant's property, now existing or hereafter granted by Tenant. In this regard, Landlord agrees to execute any and all documents which may reasonably be necessary to accomplish such subordination. If Tenant abandons or vacates any substantial portion of the Premises or is in default in the payment of any rentals, damages or other payments required to be made by this Lease or is in default of any other provision of this Lease. Landlord may enter upon the Premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Tenant, sell and convey all or part of the personal property to the highest bidder, delivering to the hightest bidder all of Tenant's title and interest in the personal property sold. The proceeds of the sale of the personal attorney's fees, and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease. Any excess remaining shall be paid to Tenant or any other person entitled thereto by law.

          (b)  Mortgages - Tenant accepts this Lease subject and subordinate
               ---------
     to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or Project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or Project. Landlord is hereby irrevocably vested with full power and authority to subordinate Tenant's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the Premises, and Tenant agrees upon demand to execute additional instruments subordinating this Lease as Landlord may require. If the interests of Landlord under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust on the Premises, Tenant shall be bound to the transferee (sometimes called the "Purchaser") at the option of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Landlord under this Lease, and, if requested by the Purchaser, Tenant agrees to attorn to the Purchaser, including the first mortgagee under any such mortgage if it be the Purchaser, as its Landlord.

          (c)  Mechanic's liens - Tenant shall have no authority, express or
               ----------------
     implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon, and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, title and interest of the Landlord in the Premises or under the terms of this Lease.

               Nothing contained in this Lease shall constitute the consent or the request of the Landlord, expressed or implied, for the performance of any labor or the furnishing of any materials or other property in respect to the Leased Premises, or any part thereof, nor is the Tenant given any authority to contract for or commit the renting of any services or the furnishing of any materials or other properties so as to permit the making of any claims against the Landlord.

          (d)  Estoppel Certificates - Tenant agrees to furnish, from time to
               ---------------------
     time, within ten (10) days after receipt of a request from Landlord or Landlord's mortgagee, a statement certifying, if applicable and to the extent true, the following: Tenant is in possession of the Premises; the Premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Tenant claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance; there is no existing default by reason of some act or omission by Landlord; and such other matters as may be reasonably required by Landlord or Landlord's mortgagee. Tenant's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Landlord, that Landlord is not in default of any of its obligations under this Lease, and that Landlord has not received more than one month's rent in advance.


     28.  Laws and Governmental Regulations.  Tenant agrees to comply promptly
          ---------------------------------
with all laws, rules and orders of the federal, state and municipal governments and all other departments applicable to the Premises and to comply promptly with the requirements of the Board of Fire Underwriters. This lease shall be governed by the laws of the State of Texas.


     29.  Hazardous or Toxic Materials.
          ----------------------------

          (a)  Hazardous Substances.
               --------------------

          (1) Presence and Use of Hazardous Substances.  Tenant shall not,
              ----------------------------------------
          without Landlord's prior written consent, keep on or around the Premises, Common Areas or Building, for use, disposal, treatment, generation, storage or sale, any substances designated as, or containing components designated as hazardous, dangerous, toxic or harmful (collectively referred to as "Hazardous Substances"), and/or subject to regulation, statute or ordinance. With respect to any such Hazardous Substance, Tenant shall:

               (i) Comply promptly, timely, and completely with all governmental requirements for reporting, keeping, and submitting manifests, and obtaining and keeping current identification numbers;

               (ii) Submit to Landlord true and correct copies of all reports, manifests, and identification numbers at the same time as they are required to be and/or are submitted to the appropriate governmental authorities;

               (iii) Within five (5) days of Landlord's request, submit written reports to Landlord regarding Tenant's use, storage, treatment, transportation, generation, disposal of sale of Hazardous Substances and provide evidence satisfactory to Landlord of Tenant's compliance with the applicable government regulations;

               (iv) Allow Landlord or Landlord's agent or representative to come on the premises at all times to check Tenant's compliance with all applicable governmental regulations regarding Hazardous Substances;

               (v) Comply with minimum levels, standards or other performance standards or requirements which may be set forth or established for certain Hazardous Substances (if minimum standards or levels are applicable to Hazardous Substances present on the Premises, such levels or standards shall be established by an on-site inspection by the appropriate governmental authorities and shall be set forth in an addendum to this Lease); and

               (vi) Comply with all applicable governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, treatment, and disposal of Hazardous Substances.

          (2) Any and all costs incurred by Landlord and associated with Landlord's inspection of Tenant's Premises and Landlord's monitoring of Tenant's compliance with this Paragraph 29, including Landlord's attorneys' fees and costs, shall be Additional Rent and shall be due and payable to Landlord immediately upon demand by Landlord.

          (b)  Cleanup Costs, Default and Indemnification.
               ------------------------------------------

          (1) Tenant shall be fully and completely liable to Landlord for any and all cleanup costs, and any and all other charges, fees, penalties (civil and criminal) imposed by any governmental authority with respect to Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances, in or about the Premises, Common Areas, or Building.

          (2) Tenant shall indemnify, defend and save Landlord harmless from any and all of the costs, fees, penalties and charges assessed against or imposed upon Landlord (as well as Landlord's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances.

          (3) Upon Tenant's default under this Paragraph 29, in addition to the rights and remedies set forth elsewhere in this Lease, Landlord shall be entitled to the following rights and remedies:

               (i) At Landlord's option, to terminate this Lease immediately; and/or

               (ii) To recover any and all damages associated with the default, including, but not limited to cleanup costs and charges, civil and criminal penalties and fees, loss of business and sales by Landlord and other tenants of the Building, any and damages and claims asserted by third parties and Landlord's attorneys' fees and costs.

          (c)  Indemnification.  Notwithstanding Paragraph 29.(b) above, in the
               ---------------
     event of concurrent negligence of Tenant, its agents, employees, sublessees, invitees, licensees or contractors on the one hand, and that of Landlord, its partners, directors, officers, agents, employees, or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Premises, Common Areas or Building, Tenant's obligation to indemnify Landlord as set forth in this Paragraph 30 shall be limited to the extent of Tenant's negligence, and that of its agents, employees, sublessees, invitees, licensees or contractors, including Tenant's proportional share of costs, attorneys' fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage. Tenant hereby agrees to waive its immunity under industrial insurance. Landlord shall indemnify Tenant for any and all costs or claims relating to any pre-exiting hazardous substances or contamination of Premises of Hazardous Substances which is not caused by Tenant. Such costs shall not be considered Common Expenses as described in Paragraph 4 of this Lease Agreement.


     30.  Notices.  Each provision of this instrument or of any applicable
          -------
governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant, or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord, shall be deemed to be complied with, when and if the following steps are taken:

          (a) All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice, delivered in accordance herewith.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice, delivered in accordance herewith.

          (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not, when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth below, or at such other address as they have theretofore specified by written notice, delivered in accordance herewith:
     If and when included within the Term "Landlord," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if, and when included within the Term "Tenant," as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices in accordance with the provisions of this Section to the same effect as if each had received such notice. If requested in writing by Landlord's mortgagee, Tenant agrees to furnish the mortgagee with copies of all notices to Landlord.

     Landlord:                               with a copy to:

     UBP Partners Limited
     c/o Fulcrum Property Group, Inc.
     9100 IH 10 West, Suite 330
     San Antonio, Texas 78230

     Tenant:                                 with a copy to:

     /s/ Art Smith
     President
     7710 Crooked Brook-
     San Antonio, 7X 78250

     31.  Miscellaneous.
          -------------

          (a)  Waiver - Failure of Landlord to declare an event of default
               ------
     immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default; but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease pursuant to any one or more of the remedies set forth in Paragraph 26.(b) above.

               Pursuit of any one or more of the remedies set forth in Paragraph 26.(b) above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Landlord by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Landlord to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

          (b)  Act of God - Landlord shall not be required to perform any
               ----------
     covenant or obligation in this Lease, or be liable in damages to Tenant, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Tenant.

          (c)  Attorney's Fees - In the event Tenant defaults in the performance
               ---------------
     of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Tenant agrees to pay Landlord's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

          (d)  Successors - This Lease shall be binding upon and inure to the
               ----------
     benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Landlord's interest in the Leased Premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event, this Lease nevertheless shall remain unimpaired and in full force and effect, and Tenant hereunder agrees to attorn to the then owner of the Leased Premises.

          (e)  Captions - The captions appearing in this Lease are inserted
               ---------
     only as a matter of convenience and in no way define, limit, construe or describe the Scope or intent of any section.

          (f)  Submission of Lease - Submission of this Lease to Tenant for
               -------------------
     signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Landlord and Tenant.

          (g)  Corporate Authority - If Tenant executes this Lease as a
               -------------------
     corporation, each of the persons executing this Lease on behalf of Tenant does hereby personally represent and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the state of Texas, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty by the Tenant is false, all persons who execute this Lease on behalf of Tenant shall be liable, individually, as Tenant.

          (h)  Severability - If any provision of this Lease or the application
               ------------
     thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          (i)  Landlord's Liability - If Landlord shall be in default under this
               --------------------
     Lease and, if as a consequence of such default, Tenant shall recover a money judgement against Landlord, such judgement shall be satisfied only out of the right, title and interest of Landlord in the Project as the same may then be encumbered and neither Landlord nor any person or entity comprising Landlord shall be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord nor any person or entity comprising Landlord other than its interest in the Project as herein expressly provided.

          (j)  Indemnity - Landlord agrees to indemnify and hold harmless Tenant
               ---------
     from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Landlord. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Tenant.


     32.  Amendment and Limitation of Warranties.
          --------------------------------------

          (a)  Entire Agreement - IT IS EXPRESSLY AGREED BY TENANT, AS A
               ----------------
     MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

          (b)  Amendment - THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR
               ---------
     EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LANDLORD AND TENANT.

          (c)  Limitation of Warranties - LANDLORD AND TENANT EXPRESSLY
               ------------------------
     AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

AGREED TO AND UNDERSTOOD this the 25th day of March  , 1994
                                  ----        -------    --

LANDLORD:                                    TENANT:

UBP PARTNERS LIMITED                         LATIN AMERICA TELECOMM INC.


BY:[SIGNATURE ILLEGIBLE]                     BY:[SIGNATURE ILLEGIBLE]
   --------------------------------             -------------------------------

ITS: general partner                         ITS: President
    -------------------------------              ------------------------------

                         AMENDMENT TO LEASE AGREEMENT

     This lst Amendment to Lease Agreement is entered into this day of April, 1994, by and between UBP PARTNERS LIMITED, a Texas Limited Partnership (hereinafter referred to as "Landlord") and LATIN AMERICAN TELECOMM, INC. (hereinafter referred to as "Tenant"):

                                  WITNESSETH:

     WHEREAS, by Lease Agreement dated March 25, 1994, Landlord leased to Tenant approximately 4,000 square feet of office space located at 12500 Network Blvd, Suite 407, in the University Business Park, legally described as Lot 1, Block 1, New City Block 17386, UNIVERSITY BUSINESS PARK, UNIT 1, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9506, Page 165, Deed and Plat Records of Bexar County, Texas; hereinafter referred to as the "Lease Agreement"); and

     WHEREAS, Landlord and Tenant desire to amend said Lease Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual benefits to accrue to Landlord and Tenant under and by virtue of this lst Amendment to Lease Agreement, Landlord and Tenant agree that Effective April 8, 1994, the following designated paragraphs of the Lease Agreement shall be, and are hereby amended as follows:

     A. PARAGRAPH 1(D) PREMISES. The size of the Demised Premises covered under the term of the Lease Agreement shall be increased from 4,000 square feet to 5,042 square feet. That area which comprises the increased square footage under this Agreement is identified on the attached "Exhibit "A" and contains approximately 1,042 square feet (hereinafter referred to as the "Expansion Space").

     B. PARAGRAPH 1(F) Base RENT - AMOUNT AND PAYMENT. Subject to Exhibit "F" of the Lease Agreement, the Base Rent payable to Landlord during the term of the lease shall be increased to conform with the following schedule:

               Months         Monthly        Annual         Per Square Foot
               1-24           1,764.70       21,176.40      4.20

               25-48          2,521.00       30,252.00      6.00

               49-60          2,941.16       35,294.00      7.00

     C. PARAGRAPH 1(E) - Initial COMMON AREA CHARGE. Effective the Delivery Date as hereinabove defined, the Initial Common Area Charge shall be increased from $160.00 per month to $201.68 per month.

     D. OPTION TO Renew. The extension terms specified on the Lease Addendum shall be paid according to the following schedule:

     1st Option

               Month          Monthly        Annual         Per Square Foot
                1-24          3,361.33       40,336.00       8.00

               25-60          3,781.50       45,378.00       9.00

     2nd Option

                1-36          4,033.60       48,403.20       9.60

               37-60          4,201.66       50,420.00      10.00

     E. RIGHT OF FIRST REFUSAL. The Right of First Refusal specified under Paragraph two (2) of the Lease Addendum is hereby amended to provide that Tenant will have a Right of First Refusal to lease the following spaces:

     Suite 404 which contains 1,950 square feet.

     The remainder of Suite 407 which contains approximately 675 square feet.

     The Right of First Refusal spaces are outlined in blue on the attached Exhibit "A".

     F. PARKING. In addition to the four (4) parking spaces designated for Tenant on Exhibit "G", Landlord will designate twelve (12) spaces for Tenant's use behind the Demised Premises.


          Except as herein amended, the Lease Agreement dated March 25, 1994, by and between Landlord and Tenant shall remain in full force and effect in accordance with its terms and provisions.


          IN WITNESS WHEREOF, the parties herein have hereunto set their hands the day and year FIRST above written.

     LATIN AMERICAN TELECOMM, INC.      UBP PARTNERS LIMITED


         [SIGNATURE ILLEGIBLE]                  [SIGNATURE ILLEGIBLE]
     By:----------------------               By:---------------------
                                                  Name:
                                                  Title: general partner

     Date: 4-11-94                           Date: 4-11-94
          --------------------                    -------------------

                       2ND AMENDMENT TO LEASE AGREEMENT

     This 2nd Amendment to Lease Agreement is entered into this 30th day of
                                                                ----
September 1994, by and between UBP PARTNERS LIMITED, a Texas Limited Partnership
- ---------
(hereinafter referred to as "Landlord") and AMERICAN TELESOURCE INTERNATIONAL, a Texas Corporation, as assignee of LATIN AMERICAN TELECOMM, INC. (hereinafter referred to as "Tenant"):

                             W I T N E S S E T H:

     WHEREAS, by Lease Agreement dated March 25, 1994, Landlord leased to Tenant approximately 4,000 square feet of office space located at 12500 Network Blvd, Suite 407, in the University Business Park, legally described as Lot 1, Block 1, New City Block 17386, UNIVERSITY BUSINESS PARK, UNIT 1, in the City of San Antonio, Bexar County, Texas, according to plat thereof recorded in Volume 9506, Page 165, Deed and Plat Records of Bexar County, Texas, and;

     WHEREAS by a lst Amendment to Lease Agreement executed by both Landlord and Tenant on April 11, 1994 the size of the Premises was increased from 4,000 square feet to 5,042 square feet, (hereinafter the Lease Agreement and the 1st Amendment to Lease Agreement are collectively referred to as the "Lease Agreement") and;

     WHEREAS, Landlord and Tenant desire to further amend said Lease Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual benefits to accrue to Landlord and Tenant under and by virtue of this 1st Amendment to Lease Agreement, Landlord and Tenant agree that Effective April 8, 1994, the following designated paragraphs of the Lease Agreement shall be, and are hereby amended as follows:

     A. PARAGRAPH 1(d) PREMISES. The size of the Demised Premises covered under the term of the Lease Agreement shall be increased from 5,042 square feet to 6,350 square feet. The area which comprises the increased square footage under this Agreement is identified on the attached "Exhibit "A" and is referred to as the "Expansion Space".

     B. PARAGRAPH 1(F) Base RENT - AMOUNT AND PAYMENT. Effective November 1, 1994 or upon delivery and acceptance of the Expansion Space by Tenant, whichever date shall occur later, the rent payable to Landlord hereunder shall be increased to conform to the following schedule:

            DATE                          MONTHLY                  PER SQFT

            11/01/94 - 06/30/95           $2,799.30                $5.29
            07/01/95 - 06/30/96           $2,899.30                $5.48
            07/01/96 - 06/30/97           $3,655.60                $6.90
            07/01/97 - 06/30/98           $3,755.60                $7.10
            07/01/98 - 06/30/99           $4,175.76                $7.90

     Note: In the event Landlord has not substantially completed construction and Tenant has not accepted possession of the Expansion Space on or before November 1, 1994, then Tenant will continue paying rent to Landlord according to the rental schedule set forth in Section "B" of the lst Amendment to Lease Agreement until such time as Landlord completes construction and delivers the Expansion Space to Tenant.

     C. PARAGRAPH 1(e) - Initial COMMON AREA CHARGE. Effective the Delivery Date as hereinabove defined, the Initial Common Area Charge shall be increased from $160.00 per month to $267.08 per month.

     D. LANDLORD'S IMPROVEMENTS. Landlord shall construct the finish-out work (hereinafter referred to as the "Tenants Improvements") pursuant to the Drawings and Specifications attached hereto as Exhibit "B". Following the full execution of this Second Amendment to Lease Agreement, Landlord shall commence construction of the Tenant Improvements and shall use all reasonable efforts to substantially complete the Tenant Improvements on or before November 1, 1994. Tenant expressly acknowledges that in the event the substantial completion of construction is delayed for reasons beyond the reasonable control of Landlord, Landlord will not be liable to Tenant in any manner.

     In the event of any delay in the completion of Tenant's Improvements caused by Tenant,

     Landlord shall not be liable for any damage caused thereby. In the event Tenant takes occupancy prior to the completion of Landlord's Improvements, Tenant shall provide uninterrupted access to the Premises to Landlord, its employees, agents, representatives and governmental inspectors at all reasonable times.

     E. OPTION TO RENEW. The Lease extension terms specified in Section D of the lst Lease Amendment are hereby modified to conform to the following schedule:

     lst Option

                    Month          Monthly        Annual         Per Sqft

                    1-24           $4,596.83      $55,161.96     $ 8.69

                    25-60          $5,017.00      $60,204.00     $ 9.48

     2nd Option

                    1-36           $5,269.10      $63,229.20     $ 9.96

                    37-60          $5,437.16      $65,245.92     $10.27

          Except as herein amended, the Lease Agreement dated March 25, 1994, by and between Landlord and Tenant and all subsequent Amendments to Lease Agreement, shall remain in full force and effect in accordance with its terms and provisions.


          IN WITNESS WHEREOF, the parties herein have hereunto set their hands the day and year first above written.


AMERICAN TELESOURCE INTERNATIONAL, INC.     UBP PARTNERS LIMITED


By:[SIGNATURE ILLEGIBLE]                    By:[SIGNATURE ILLEGIBLE]
   ----------------------                      -----------------------
Title: President                            Title: general partner
      -------------------                         --------------------

Date:  9-29-94                              Date:     9-30-94
     --------------------                        ---------------------

                                  EXHIBIT "B"
                           UNIVERSITY BUSINESS PARK
                             LANDLORD'S WORKLETTER

     By execution hereof, AMERICAN TELESOURCE INTERNATIONAL, a Texas Corporation, as assignee of LATIN AMERICAN TELECOMM, INC. (hereinafter referred to as "Tenant") and UBP PARTNERS LIMITED, a Texas Limited Partnership (hereinafter referred to as "Landlord") agree to simultaneously execute a 2nd Lease Amendment ("2nd Amendment") for space ("Premises") at 12500 Network Blvd, located in University Business Park, ("Building"). Pursuant to Section "D" of the 2nd Amendment, this Letter Agreement shall become Exhibit "C" thereof.

     In consideration of the mutual covenants hereinafter contained, Landlord and Tenant do mutually agree as follows:

     Landlord will make improvements and alterations to the Premises (herein called "Landlord's Work") according to the working drawings and specifications agreed upon by both Landlord and Tenant, a copy of which is attached hereto as Exhibit "B-2", and is initialled by both Landlord and Tenant.

     1.   Landlord's Work will be limited to the following:

          a.   Demolition work in existing office #115 and #116.

          b. Construct two (2) new offices in the Expansion Space, including all framing and drywall work. All exterior walls to be framed.

          c.   Install RACO track along all ceilings (aluminum finish).

          d. Install acoustical drop ceiling including at least two (2) lighting fixtures for each office and fixtures for the hallway and open area. All fixtures to be 2 ft x 4 ft lay-in fluorescent fixtures.

          e. Install telephone outlets (conduit only), duplex outlets, computer outlets (conduit only) and J-boxes at locations marked on Exhibit "B-2". All electrical to tie into Tenant's existing service.

          f. Install one (1) 4 ton roof top air conditioning unit with gas heat.

          g.   Install carpeting to match carpet in Tenant's current offices.

          h. All finishes, ie:, doors, hardware, paint and trim to match Tenant's existing finishes. Note: floor base molding to have "shoe".

     2. It is agreed, that the Commencement Date of the Lease and Tenant's obligation to pay rent (on the Expansion Space), shall be the date upon which Landlord substantially completes Landlord's Work as described above and delivers the Premises to Tenant, or the date upon which Tenant opens for business, whichever date shall occur first. "Substantial Completion" shall be defined as the completion of construction subject to punch list items. Landlord shall use all reasonable efforts to complete Landlord's Work on or before November 1, 1994. Tenant expressly acknowledges that in the event the substantial completion of construction is delayed for reasons beyond the reasonable control of Landlord, Landlord will not be liable to Tenant in any manner. Notwithstanding the foregoing, where Landlord shall be delayed in substantially completing said work as a result of:

          a.   Tenant's failure to approve the final working drawings; or

          b. Change orders (Note: Tenant shall be responsible for the cost of completing any change orders, if any); or

          c. The performance by a person, firm or corporation, employed by Tenant, if applicable, within the Premises which interferes with the undertaking of Landlord's work;

          then the commencement of the term of said Lease and the obligation of Tenant for the payment of rent thereunder shall be accelerated by the number of days of such delay.

AGREED TO AND UNDERSTOOD this the ___ day of __________, 19__.

LANDLORD                                      TENANT

UBP PARTNERS LIMITED                          AMERICAN TELESOURCE
                                              INTERNATIONAL INC.

By:_______________________                    By:[SIGNATURE ILLEGIBLE]
                                                 ---------------------
Its:______________________                    Its:  President
                                                  --------------------